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EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 2002 included in this Form10-K into the Company's previously filed Registration Statements No. 333-42194, No. 333-56381, No. 333-69871, No. 333-83083 and No. 333-59564 on Form S-8.




                                             /s/  ARTHUR ANDERSEN LLP


San Jose, California
March 22, 2002

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